SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                   Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /    Definitive Proxy Statement
/X/    Definitive Additional Materials
/ /    Soliciting Material Pursuant to 240.14a-11 or 240.14a-12

                          TECO Energy, Inc.
 ......................................................................
           (Name of Registrant as Specified In Its Charter)

 ......................................................................
(Name of Person(s) filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/    No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:

   ................................................................

   2)  Aggregate number of securities to which transaction applies:

   .................................................................

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   .................................................................

   4)  Proposed maximum aggregate value of transaction:

     ................................................................

   5)  Total fee paid:
   .................................................................

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

   ..................................................................

   2)  Form, Schedule or Registration Statement No.:

   .................................................................

   3)  Filing Party:

   .................................................................

   4)  Date Filed:

   ..................................................................

The proxy card that was included in the EDGAR filing on March 5, 1998 contained an error in the listing of director nominees. The correct proxy card, which was included in the materials mailed to shareholders, is set forth below.



                          [TECO ENERGY LOGO]

                    1998 Annual Shareholders' Meeting
                  Wednesday, April 15, 1998, 11:30 A.M.
                               TECO Plaza
                       702 North Franklin Street
                          Tampa, Florida 33602

   Attached below is your proxy card for the 1998 Annual Meeting of Shareholders of TECO Energy, Inc.

   Please detach the proxy card and mark the boxes to indicate how your shares should be voted. Sign and return your proxy card as soon as possible in the enclosed postage-paid envelope.

   Please see the reverse side for shareholder services information.







































                              DETACH HERE


                                 PROXY

                           TECO ENERGY, INC.

       Proxy for Annual Meeting of Shareholders, April 15, 1998

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           TECO ENERGY, INC.

The undersigned hereby constitutes and appoints Girard F. Anderson, Hugh L. Culbreath and Henry R. Guild, Jr. and any one or more of them, attorneys and proxies of the undersigned, with full power of substitution to each attorney and substitute, for and in the name of the undersigned to appear and vote all shares of Common Stock of TECO Energy, Inc. standing in the name of the undersigned as of the close of business February 13, 1998, at the Annual Meeting of Shareholders of the Corporation to be held in accordance with notice received at the principal office of the Corporation, TECO Plaza, 702 North Franklin Street, Tampa, Florida, on April 15, 1998 at 11:30 A.M., and at any and all adjournments thereof, with all powers the undersigned would have if personally present, hereby revoking all proxies previously given.

THIS PROXY IS CONTINUED AND IS TO BE SIGNED ON REVERSE SIDE)   SEE REVERSE
                                                                  SIDE

 [TECO ENERGY LOGO]
 702 N. Franklin Street
 Tampa, FL 33602

                   SHAREHOLDER SERVICES INFORMATION

     TECO Energy offers electronic direct deposit of dividends to your bank account. For more information and enrollment forms, please contact our transfer agent, Boston EquiServe.

     Questions regarding your individual account, changes of address, replacement of lost certificates, dividends and general transfer requirements should be directed to Boston EquiServe at:

                            (800) 650-9222

                           Mailing Address

                            BankBoston, N.A.
                      c/o Boston EquiServe, L.P.
                             P.O. Box 8040
                         Boston, MA 02266-8040

                TECO Energy, Inc. Shareholder Services

                            (800) 810-2032

            Please retain this information for your future use.

























                              DETACH HERE


 /X/ Please mark votes as in this example.


 1. ELECTION OF DIRECTORS
 The Board Recommends a Vote FOR all Nominees.
 Instructions  -  To  vote against any individual nominee(s), mark Box (C)
 and  write the   name(s) of such nominee(s) above the line provided below.
 Nominees:  G.F.  Anderson,  T.L.  Rankin,  J.T. Touchton
            and J.A. Urquhart

 /  /      (A)FOR ALL NOMINEES          /  / (B) AGAINST ALL NOMINEES

 /  /      (C)_______________________
              FOR ALL NOMINEES EXCEPT


 2.  SHAREHOLDER PROPOSAL

 The Board Recommends a Vote AGAINST the Proposal.

 /  /      FOR       /  / AGAINST    /  /      ABSTAIN

     In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the meeting.

     This proxy will be voted as specified, or if no specification is made, FOR Proposal 1 and AGAINST Proposal 2.

 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  /  /

 PLEASE SIGN AND MAIL THIS PROXY TODAY.
 INSTRUCTIONS - Signatures should correspond exactly with the name or names of Shareholders as they appear on this proxy. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full titles. Execution on behalf of corporations should be by a duly authorized officer and on behalf of partnerships by a general partner or in the firm name by another duly authorized person.

 Signature: __________ Date: _____ Signature: _________ Date: ______